Exhibit 10.14

Execution Version

FIRST LIEN COLLATERAL AGENCY AGREEMENT

This FIRST LIEN COLLATERAL AGENCY AGREEMENT, dated as of October 31, 2019, and entered into by and among HOVNANIAN ENTERPRISES, INC., K. HOVNANIAN ENTERPRISES, INC., each other Grantor from time to time party hereto, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as the Senior Credit Agreement Administrative Agent, acting as Collateral Agent (the “Senior Credit Agreement Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as the 1.125 Lien Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as the 1.25 Lien Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as the 1.5 Lien Collateral Agent and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as the Joint First Lien Collateral Agent and such other parties that become parties hereto pursuant to Section 4.05(b).

RECITALS

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the First Lien Collateral Agents, the First Lien Representatives and the Joint First Lien Collateral Agent are parties to the First Lien Intercreditor Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “First Lien Intercreditor Agreement”), pursuant to which, among other things, the order of priority of the Liens (as defined below) on the assets of the Grantors has been established;

WHEREAS, following the date hereof, the Company, Hovnanian and certain of their Subsidiaries, may, in accordance with the terms of the First Lien Agreements, issue Additional First Lien Notes (as defined below) and/or incur other Additional First Lien Indebtedness (as defined below) which, if issued or incurred, will become additional series of First Lien Notes (as defined below) or First Lien Indebtedness (as defined below), as applicable, hereunder and under the First Lien Intercreditor Agreement; and

WHEREAS, to facilitate perfection of the security interest of each First Lien Collateral Agent in the Common Collateral, each First Lien Collateral Agent is appointing Wilmington Trust, National Association as joint collateral perfection agent and bailee pursuant to this Agreement solely for the purpose of perfecting certain Liens granted under the First Lien Collateral Documents.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article 1
Defined Terms

Section 1.01. Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the First Lien Intercreditor Agreement. As used in this Agreement, the definitions set forth above are incorporated herein and the following terms have the meanings specified below:

“Agreement” means this First Lien Collateral Agency Agreement, as amended, renewed, restated, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Collateral Agents” means collectively, the Joint First Lien Collateral Agent, the Senior Credit Agreement Collateral Agent and each First Lien Notes Collateral Agent.

“First Lien Intercreditor Agreement” has the meaning set forth in the recitals.

“Intercreditor Agreements” means the First Lien Intercreditor Agreement and the Second Lien Intercreditor Agreement.

“Joinder” means a Joinder in the form of Exhibit 1 to this Agreement.

“Joint First Lien Collateral Agent” means Wilmington Trust, National Association, in its capacity as joint collateral perfection agent and bailee (together with its successors and assigns) for the First Lien Creditors under the First Lien Collateral Documents and the Intercreditor Agreements pursuant to the appointment in Section 2.01(i) hereof.

“Second Lien Intercreditor Agreement” means that certain Second Amended and Restated Intercreditor Agreement, dated as of the date hereof, by and among the Company, Hovnanian and certain of their Subsidiaries, the First Lien Collateral Agents, the First Lien Representatives, the Senior Credit Agreement Collateral Agent, the Joint First Lien Collateral Agent and Wilmington Trust, National Association, in its capacities as Mortgage Tax Collateral Agent, 10.000% Junior Trustee, 10.000% Junior Collateral Agent, 10.500% Junior Trustee, 10.500% Junior Collateral Agent and Junior Joint Collateral Agent (in each case as referenced therein).

“Securities Account” has the meaning set forth in the Uniform Commercial Code.

Section 1.01. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Article 2
The Collateral Perfection Agent

Section 2.01.  Appointment of Joint First Lien Collateral Agent

(i)       Hovnanian, the Company, each other Grantor party hereto and each First Lien Collateral Agent, for itself and on behalf of the Class of First Lien Creditors for which its acts as collateral agent, hereby appoints Wilmington Trust, National Association to act as joint collateral perfection agent and bailee for the benefit of the First Lien Creditors under the First Lien Collateral Documents and as the Joint First Lien Collateral Agent under each Intercreditor Agreement. Wilmington Trust, National Association, in its capacity as the Joint First Lien Collateral Agent, hereby accepts and agrees to act as joint collateral perfection agent and bailee for the benefit of the First Lien Creditors under the First Lien Collateral Documents and to be the Joint First Lien Collateral Agent under each Intercreditor Agreement.

(ii)      The parties to this Agreement further covenant and agree that the Common Collateral, and any proceeds thereof, will be held and distributed among the First Lien Creditors by the Joint First Lien Collateral Agent in accordance with the terms of the First Lien Intercreditor Agreement.

(iii)     The parties to this Agreement further covenant and agree that (a) to perfect the Liens on the Common Collateral for all Classes of First Lien Indebtedness, by the filing of Uniform Commercial Code financing statements, the Grantors shall only be required to prepare and file a single set of Uniform Commercial Code financing statements naming the Joint First Lien Collateral Agent as secured party, (b) to perfect the Liens on the Common Collateral constituting Deposit Account Collateral for all Classes of First Lien Indebtedness by the entering into of control agreements, the Grantors shall only be required to enter into a single control agreement with the Joint First Lien Collateral Agent as secured party with respect to Deposit Account Collateral and (c) subject to the requirements set forth in the applicable First Lien Documents to which such First Lien Collateral Agent is a party, to perfect the Liens on the Common Collateral constituting real property for all Classes of First Lien Indebtedness by entering into a single mortgage or deed of trust for each real property constituting Common Collateral included within which shall be separate grants of the mortgage for each such Class of First Lien Indebtedness.

Section 2.02.   Actions of the Joint First Lien Collateral Agent.

(a)     The parties hereto agree that the Controlling Senior Lien Collateral Agent shall have the exclusive right to provide instructions to Wilmington Trust, National Association with respect to any actions to be taken by Wilmington Trust, National Association in its capacity as Joint First Lien Collateral Agent under the Intercreditor Agreements and this Agreement relating to or affecting the First Lien Claims. Wilmington Trust, National Association shall not take any action in its capacity as Joint First Lien Collateral Agent under the Intercreditor Agreements or this Agreement, except pursuant to such instructions from the Controlling Senior Lien Collateral Agent.

(b)     The Joint First Lien Collateral Agent shall not be obligated to follow any written directions received pursuant to this Section 2.02 to the extent such written directions are known by the Joint First Lien Collateral Agent to be in conflict with any provisions of law or if the Joint First Lien Collateral Agent shall have received advice from independent counsel to the effect that following such written directions would result in a breach of a provision or covenant contained in the Intercreditor Agreements, the Senior Credit Agreement or the First Lien Indentures or impose individual liability on the Joint First Lien Collateral Agent.

(c)     Nothing in this Section 2.02 shall impair the right of the Joint First Lien Collateral Agent in its discretion to take or omit to take any action deemed proper by the Joint First Lien Collateral Agent and which action or omission is not inconsistent with the Intercreditor Agreements or the direction of the Controlling Senior Lien Collateral Agent.

(d)     The Joint First Lien Collateral Agent shall be under no obligation to take any action toward the enforcement of this Agreement, whether on its own motion or on the request of any other Person, which in the opinion of the Joint First Lien Collateral Agent may involve loss, liability or expense to it, unless the Company or one or more First Lien Creditors shall offer and furnish security or indemnity, reasonably satisfactory to the Joint First Lien Collateral Agent, against such loss, liability and expense to the Joint First Lien Collateral Agent.

Section 2.03. Bailee for Perfection.

(a)     The Joint First Lien Collateral Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as bailee for the First Lien Collateral Agents and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to First Lien Collateral Documents, subject to the terms and conditions of this Section 2.03.

(b)     The Joint First Lien Collateral Agent agrees to hold control over the Deposit Account Collateral that is part of the Common Collateral and controlled by the Joint First Lien Collateral Agent for each other First Lien Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the First Lien Collateral Documents, subject to the terms and conditions of this Section 2.03.

(c)     None of the Joint First Lien Collateral Agent, Controlling Senior Lien Collateral Agent or any Controlling Senior Lien Creditor shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to any First Lien Collateral Agent or any First Lien Creditors under any First Lien Documents or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security shall be cumulative and in addition to all other rights, however existing or arising.

Section 2.04  Duties of Collateral Agent. The Joint First Lien Collateral Agent shall not have any duties or obligations except those expressly set forth herein or in the First Lien Collateral Documents to which it is a party (in its capacity as Joint First Lien Collateral Agent) or in the Intercreditor Agreements and no duties or obligations shall be inferred against the Joint First Lien Collateral Agent either herein or therein.

Section 2.05. Successor Agent.

(a)     The Joint First Lien Collateral Agent or any successor Joint First Lien Collateral Agent may resign at any time by giving at least 30 days’ prior written notice of resignation to the Company and each First Lien Collateral Agent, such resignation to be effective on the later of (i) the date specified in such notice and (ii) the date on which a replacement agent acceptable to the Controlling Senior Lien Collateral Agent, and, to the extent no Event of Default exists under the Senior Lien Documents, the Company, is appointed to act as Joint First Lien Collateral Agent hereunder. If no such successor is appointed within such 30 day period, the Joint First Lien Collateral Agent may petition a court of competent jurisdiction for the appointment of a successor.

(b)     Any entity into which the Joint First Lien Collateral Agent may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Joint First Lien Collateral Agent is a party, shall automatically succeed to all of the rights and obligations of the Joint First Lien Collateral Agent hereunder without further action on the part of any of the parties hereto. Such surviving or succeeding entity (if other than the Joint First Lien Collateral Agent) shall (i) forthwith deliver to each of the First Lien Collateral Agents and the Company written notice of such succession to the rights and obligations of the Joint First Lien Collateral Agent hereunder and under the First Lien Collateral Documents and an executed assignment and assumption of the Joint First Lien Collateral Agent’s rights and duties hereunder and (ii) cooperate with the Company in continuing or maintaining perfection of the lien and security interest in respect of the Common Collateral.

Section 2.06. Recording of Liens. The Company and each First Lien Collateral Agent agrees that each filing and recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any such party in the name of Wilmington Trust, National Association, as Joint First Lien Collateral Agent, or similar name in respect of the First Lien Claims, is also a filing and recordation in favor and for the benefit of each First Lien Collateral Agent and each Class of First Lien Creditors and that the references to Wilmington Trust, National Association, as Joint First Lien Collateral Agent (or similar representative name in respect of the First Lien Claims) in each such filing is a reference to the Joint First Lien Collateral Agent, acting as representative for each First Lien Collateral Agent and each Class of First Lien Creditors.

Article 3

Section 3.01  Separate Grants of Security and Separate Classification. Each First Lien Collateral Agent, for itself and on behalf of the Class of First Lien Creditors for which it acts as collateral agent, the Joint First Lien Collateral Agent, Hovnanian, the Company and each Grantor, acknowledges and agrees that:

(a)     the grants of Liens pursuant to each Class of First Lien Collateral Documents constitute separate and distinct grants of Liens; and

(b)     because of, among other things, their differing rights in the Common Collateral, the First Lien Claims of each Class are fundamentally different from the First Lien Claims of each other Class and must be separately classified for all purposes in any Insolvency or Liquidation Proceeding (including in any plan of reorganization or liquidation proposed or adopted in an Insolvency or Liquidation Proceeding).

Article 4
Miscellaneous

Section 4.01 . Notices, etc. All notices, requests, claims, demands, waivers and other communications under this Agreement shall be delivered in accordance with the First Lien Intercreditor Agreement.

Section 4.02. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the respective successors and permitted assigns of the parties hereto.

Section 4.03. Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be governed by and interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

Section 4.04. Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in the First Lien Intercreditor Agreement. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

Section 4.05. Amendments; Waivers; Future 1.5 Lien Indebtedness; Additional First Lien Indebtedness.

(a)     This Agreement may not be modified or amended, or any provision thereof waived, except in a writing signed by all the parties to this Agreement.

(b)     Notwithstanding anything in this Section 4.05 to the contrary, this Agreement may be amended, supplemented, restated or otherwise modified from time to time at the request of the Company, at the Company’s expense, and without the consent of the Joint First Lien Collateral Agent or any First Lien Creditor, (i) add other parties holding Future 1.5 Lien Indebtedness (or any agent or trustee therefor), Additional First Lien Indebtedness (or any agent or trustee therefor) or any Refinancing Indebtedness (or any agent or trustee therefor) in each case to the extent such Indebtedness is not prohibited by any First Lien Document, (ii) in the case of Future 1.5 Lien Indebtedness, (A) establish that the Lien on the Common Collateral securing such indebtedness shall be junior and subordinate in all respects to the Liens on the Common Collateral securing any Senior Claims relative to such indebtedness and shall share in the benefits of the Common Collateral equally and ratably with, or on the same basis as, all Liens on the Common Collateral securing the 1.5 Lien Indebtedness and (B) provide to the holders of such Future 1.5 Lien Indebtedness (or any agent or trustee therefor) the comparable rights and benefits as are provided to the holders of First Lien Claims in respect of the 1.5 Lien Indebtedness under this Agreement and (iii) in the case of any Refinancing Indebtedness, to replace all or a portion of the First Lien Indebtedness to which such Refinancing Indebtedness relates, so long as in the case of each of the foregoing clauses (i), (ii) and (iii), concurrently with the issuance of any Future 1.5 Lien Indebtedness, Additional First Lien Indebtedness or Refinancing Indebtedness, the agents and trustee therefor shall be required to become parties hereto by executing a Joinder to this Agreement in the form attached hereto as Exhibit 1 and the Company shall deliver a copy of such executed Joinder to each First Lien Representative and First Lien Collateral Agent. Prior to execution of such Joinder, no representative for the Future 1.5 Lien Indebtedness, Additional First Lien Representative or Additional First Lien Collateral Agent shall have any rights hereunder. Any such additional party, the First Lien Representatives, the First Lien Collateral Agents and the Joint First Lien Collateral Agent shall be entitled to conclusively rely solely on an Officers’ Certificate (as defined in the First Lien Indentures) delivered to the First Lien Representatives, the First Lien Collateral Agents and the Joint First Lien Collateral Agent that such amendment, supplement or other modification is authorized or permitted by, and complies with the provisions of, this Agreement and the First Lien Documents then extant and that all conditions precedent in such documents to such amendment, supplement or other modification have been complied with. If any Refinancing Indebtedness with respect to (x) any Class of First Lien Notes is incurred in the form of loan indebtedness rather than note indebtedness, references in any defined term or otherwise to “Notes”, “Noteholders”, “Indenture” or similar terms with respect to the Class of First Lien Notes being refinanced shall thereafter be deemed to include the loans, lenders and loan documents with respect to such loan Refinancing Indebtedness and (y) the Senior Credit Agreement Claims is incurred in the form of notes indebtedness rather than loan indebtedness, references to “Senior Credit Agreement”, “Senior Credit Agreement Administrative Agent”, “Senior Credit Agreement Collateral Agent” or similar terms with respect to the Senior Credit Agreement Claims being refinanced shall thereafter be deemed to include notes, noteholders, indentures and note documents with respect to such notes Refinancing Indebtedness.

Section 4.06. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

This Agreement may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one instrument. If any term of this Agreement or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Agreement or any other application of such term shall in no way be affected thereby.

Section 4.07. Collateral Agent’s rights, benefits, etc.

(a)     Wilmington Trust, National Association is entering into this Agreement in its capacity as Joint First Lien Collateral Agent pursuant to the authorization hereunder and as First Lien Collateral Agents pursuant to the authorization set forth in Article XI of the Indentures and Article IX of the Senior Credit Agreement. In executing this Agreement and in acting as Joint First Lien Collateral Agent and as the First Lien Collateral Agents hereunder, Wilmington Trust, National Association shall be entitled to the rights, benefits, protections, indemnities and immunities granted to the First Lien Collateral Agents set forth in the First Lien Documents (to which each First Lien Collateral Agent is a party) in respect of the Indentures and the Senior Credit Agreement, as applicable.

(b)     The permissive authorizations, entitlements, powers and rights granted to each of the Collateral Agents herein shall not be construed as duties. Any exercise of discretion on behalf of the of the First Lien Collateral Agents shall be exercised in accordance with the terms of the applicable First Lien Documents.

(c)     None of the First Lien Collateral Agents or the Joint First Lien Collateral Agent makes any representation and has no responsibility as to the validity or sufficiency of this Agreement or the sufficiency of the Common Collateral.

(d)     Notwithstanding anything herein to the contrary, none of the First Lien Collateral Agents or the Joint First Lien Collateral Agent shall have any duty to (i) file or prepare any financing or continuation statements or record any documents or instruments in any public office for purposes of creating, perfecting or maintaining any lien or security interest created hereunder, under the First Lien Collateral Documents; (ii) take any necessary steps to preserve rights against any parties with respect to any Collateral; or (iii) take any action to protect against any diminution in value of the Common Collateral, except, in each case, as otherwise expressly provided in this Agreement and the First Lien Collateral Documents (to which any First Lien Collateral Agents or the Joint First Lien Collateral Agent, as applicable, is a party), with respect to the safe custody of any Common Collateral in its physical possession and the release of any liens only in accordance with the terms of the First Lien Collateral Documents.

(e)     The Joint First Lien Collateral Agent shall not be deemed to have knowledge of the existence of any condition or event which constitutes an Event of Default and may act as if no such Event of Default exists, unless notified in writing by a First Lien Collateral Agent or by the Company, which notice shall expressly indicate that the specified condition or event is an “Event of Default,” as the case may be.

(f)     Whenever any action is required or proposed to be taken hereunder by the Joint First Lien Collateral Agent, such action shall be taken at the written direction, or subject to the approval or consent, of the Controlling Senior Lien Collateral Agent; provided, however, if the Joint First Lien Collateral Agent receives the documentation that the applicable Collateral Agent is entitled to under the applicable First Lien Documents, the Joint First Lien Collateral Agent shall be entitled to act at the request of the Company. The Joint First Lien Collateral Agent shall be under no duty to inquire into, and shall not be liable for, the authority of the Controlling Senior Lien Collateral Agent to act in accordance with the terms of the First Lien Documents.

(g)     The Joint First Lien Collateral Agent shall be under no liability with respect to any action taken in good faith under this Agreement, except that nothing contained herein shall relieve the Joint First Lien Collateral Agent from liability for its own gross negligence or willful misconduct.

(h)     In making any payment or in taking any other action hereunder, the Joint First Lien Collateral Agent may rely upon a certificate of the Controlling Senior Lien Collateral Agent and the Joint First Lien Collateral Agent shall be protected in making any payment in respect of any obligation in reliance upon any such certificate believed by the Joint First Lien Collateral Agent to be genuine, in the absence of gross negligence or willful misconduct.

(i)      In the absence of gross negligence or willful misconduct on its part, the Joint First Lien Collateral Agent may rely and shall be protected in acting upon any resolution, certificate, opinion, consent or other document reasonably believed by it to be genuine and to have been executed or presented by the proper party or parties.

(j)     The Joint First Lien Collateral Agent shall not be liable for any error of judgment made in good faith unless committing such error of judgment constitutes gross negligence or willful misconduct.

(k)     In the absence of gross negligence or willful misconduct, the Joint First Lien Collateral Agent shall not be liable with respect to any action it takes or omits to take in good faith in accordance with the written direction of the Controlling Senior Lien Collateral Agent or for any failure to take action in the absence of written direction from the Controlling Senior Lien Collateral Agent.

(l)     Money held in trust by the Joint First Lien Collateral Agent need not be segregated from other funds held by the Joint First Lien Collateral Agent except to the extent required by law or the terms of this Agreement or the First Lien Intercreditor Agreement.

(m)     The Joint First Lien Collateral Agent may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Agreement or the First Lien Documents shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of counsel, provided that such good faith action or omission by the Joint First Lien Collateral Agent in accordance with such advice or opinion of counsel does not constitute willful misconduct or gross negligence.

(n)     Except as otherwise expressly provided herein, the Joint First Lien Collateral Agent shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company or Hovnanian under the First Lien Documents.

(o)     In the absence of gross negligence or willful misconduct, the Joint First Lien Collateral Agent shall not be liable or responsible for any losses incurred or suffered by any holder of First Lien Claims (including any First Lien Creditor), or any decrease in the value of the Common Collateral, resulting from any sale or disposition of Common Collateral made in accordance with the terms hereof and of the First Lien Intercreditor Agreement. In no event shall the Joint First Lien Collateral Agent be personally liable for any taxes or any other governmental charges imposed upon or in respect of the Common Collateral or upon the income or other distributions thereon.

(p)     The Joint First Lien Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, except to the extent such failure constitutes bad faith, gross negligence or willful misconduct.

(q)     The Joint First Lien Collateral Agent shall not be subject to any fiduciary or implied duties, regardless of whether an Event of Default has occurred and is continuing. The Joint First Lien Collateral Agent shall not take any discretionary action or exercise any discretionary powers, except discretionary rights and powers specifically contemplated by the First Lien Documents to be exercised at the direction of the Controlling Senior Lien Collateral Agent.

(r)     The Joint First Lien Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Joint First Lien Collateral Agent and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Joint First Lien Collateral Agent, the Joint First Lien Collateral Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement. The Joint First Lien Collateral Agent may also rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon, except to the extent the Joint First Lien Collateral Agent is required to rely on a written statement pursuant to the provisions hereof or pursuant to the First Lien Intercreditor Agreement.

(s)     The Joint First Lien Collateral Agent may delegate its duties or obligations under this Agreement to a sub-agent or designees acceptable to the Controlling Senior Lien Collateral Agent and shall not be liable for the acts of any such party appointed by it with due care.

(t)     In acting as Joint First Lien Collateral Agent hereunder, in addition to the rights, benefits, protections, immunities and indemnities set forth herein, Wilmington Trust, National Association shall be entitled (to the extent not already set forth herein) to the same rights, benefits, protections, immunities and indemnities afforded to Wilmington Trust, National Association in its capacities as First Lien Collateral Agent under the First Lien Collateral Documents.

(u)     The Company agrees to compensate the Joint First Lien Collateral Agent for the services to be rendered hereunder in accordance with the terms of that certain fee letter, dated as of October 31, 2019, between the Company and the Joint First Lien Collateral Agent.

(v)     The Company, from time to time upon request, will pay or reimburse the Joint First Lien Collateral Agent on a current basis for all its reasonable expenses and disbursements arising out of or in connection with the enforcement of this Agreement and the performance of its duties hereunder, including, without limitation, the reasonable fees and disbursements of its counsel and of its agents not regularly in its employ.

(w)     Each of the Company, Hovnanian and the Guarantors (as defined in the First Lien Indentures) hereby, jointly and severally, indemnify and agree to hold harmless the Joint First Lien Collateral Agent to the extent permitted by law from and against any and all losses, damages, claims, costs and expenses, including reasonable legal fees and expenses (and also including reasonable legal fees and expenses incurred in connection with the enforcement of this indemnity and the successful defense of a claim brought against it hereunder) which it may incur in the lawful exercise, defense or performance of any of its rights or powers as set forth in this Agreement, the First Lien Intercreditor Agreement or any other First Lien Documents (except for the Joint First Lien Collateral Agent’s own gross negligence or willful misconduct).

(x)     No provision of this Agreement shall require the Joint First Lien Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of its rights or powers, unless it receives reasonable indemnity or security satisfactory to it against any loss, liability or expense.

(y)      The provisions of this Section 4.07 shall survive the termination of this Agreement or the resignation and removal of the Joint First Lien Collateral Agent.

(z)     The Joint First Lien Collateral Agent is authorized to enter into the Senior Credit Agreement Collateral Documents, the Senior Lien Collateral Documents, any other First Lien Documents to which it is entering on the date hereof, the First Lien Intercreditor Agreement and the Second Lien Intercreditor Agreement.  In entering into such agreements and in the performance of its obligations, powers and rights thereunder, the Joint First Lien Collateral Agent shall be entitled to the rights, benefits, privileges, powers, indemnities and immunities afforded to it under this Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused this First Lien Collateral Agency Agreement to be duly executed and delivered as of the date first above written.

Senior Credit Agreement Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity as

Senior Credit Agreement Administrative Agent, acting as

Collateral Agent

By:  /s/ David Bergstrom

Name: Davide Bergstrom

Title: Vice President

1.125 Lien Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as 1.125 Lien Collateral Agent

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title: Vice President

1.25 Lien Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.25 Lien Collateral Agent

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title: Vice President

1.5 Lien Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.5 Lien Collateral Agent

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title: Vice President

Joint First Lien Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as Note Joint Collateral Agent

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title: Vice President

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President, Finance and Treasurer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President, Finance and Treasurer

K. HOV IP, II, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Chief Executive Officer and Treasurer

On behalf of each other entity named in Schedule A hereto

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President

SCHEDULE A

2700 EMPIRE, LLC

AMBER RIDGE, LLC

ARBOR TRAILS, LLC

BUILDER SERVICES NJ, L.L.C.

BUILDER SERVICES PA, L.L.C.

EASTERN NATIONAL ABSTRACT, INC.

EASTERN NATIONAL TITLE AGENCY ARIZONA, LLC

EASTERN NATIONAL TITLE AGENCY FLORIDA, LLC

EASTERN NATIONAL TITLE AGENCY ILLINOIS, LLC

EASTERN NATIONAL TITLE AGENCY MARYLAND, LLC

EASTERN NATIONAL TITLE AGENCY VIRGINIA, INC.

EASTERN NATIONAL TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

GLENRISE GROVE, L.L.C.

GTIS-HOV DULLES PARKWAY PARENT LLC

GTIS-HOV FESTIVAL LAKES LLC

GTIS-HOV GREENFIELD CROSSING PARENT LLC

GTIS-HOV HOLDINGS LLC

GTIS-HOV POSITANO LLC

GTIS-HOV RANCHO 79 LLC

GTIS-HOV RESIDENCES AT DULLES PARKWAY LLC

GTIS-HOV RESIDENCES AT GREENFIELD CROSSING LLC

GTIS-HOV VILLAGES AT PEPPER MILL LLC

GTIS-HOV WARMINSTER LLC

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOMEBUYERS FINANCIAL USA, LLC

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

HOVSITE CATALINA LLC

HOVSITE CHURCHILL CLUB LLC

HOVSITE CIDER GROVE LLC

HOVSITE FIRENZE LLC

HOVSITE GREENWOOD MANOR LLC

HOVSITE HUNT CLUB LLC

HOVSITE IRISH PRAIRIE LLC

HOVSITE LIBERTY LAKES LLC

HOVSITE MONTEVERDE 1 & 2 LLC

HOVSITE MONTEVERDE 3 & 4 LLC

HOVSITE PROVIDENCE LLC

HOVSITE SOUTHAMPTON LLC

K. HOVNANIAN ABERDEEN, LLC

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AMBER GLEN, LLC

K. HOVNANIAN ARIZONA NEW GC, LLC

K. HOVNANIAN ARIZONA OLD GC, LLC

K. HOVNANIAN ASBURY POINTE, LLC

K. HOVNANIAN ASPIRE AT BELLEVUE RANCH, LLC

K. HOVNANIAN ASPIRE AT MORRIS WOODS, LLC

K. HOVNANIAN ASPIRE AT RIVER TERRACE, LLC

K. HOVNANIAN ASPIRE AT WATERSTONE, LLC

K. HOVNANIAN AT 23 NORTH, LLC

K. HOVNANIAN AT 240 MISSOURI, LLC

K. HOVNANIAN AT ACACIA PLACE, LLC

K. HOVNANIAN AT AIRE ON MCDOWELL, LLC

K. HOVNANIAN AT ALEXANDER LAKES, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT AMBERLEY WOODS, LLC

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT ASBURY PARK URBAN RENEWAL, LLC

K. HOVNANIAN AT ASHBY PLACE, LLC

K. HOVNANIAN AT ASHLEY POINTE LLC

K. HOVNANIAN AT AUTUMN RIDGE, LLC

K. HOVNANIAN AT AVENIR, LLC

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT BALTIC & AEGEAN ASBURY PARK, LLC

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BEACON PARK AREA 129 II, LLC

K. HOVNANIAN AT BEACON PARK AREA 129, LLC

K. HOVNANIAN AT BEACON PARK AREA 137, LLC

K. HOVNANIAN AT BENSEN'S MILL ESTATES, LLC

K. HOVNANIAN AT BLACKSTONE, LLC

K. HOVNANIAN AT BOCA DUNES, LLC

K. HOVNANIAN AT BRADWELL ESTATES, LLC

K. HOVNANIAN AT BRANCHBURG II, LLC

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRANCHBURG-VOLLERS, LLC

K. HOVNANIAN AT BRENFORD STATION, LLC

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT BRITTANY MANOR BORROWER, LLC

K. HOVNANIAN AT BRITTANY MANOR, LLC

K. HOVNANIAN AT BURCH KOVE, LLC

K. HOVNANIAN AT CADENCE PARK, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CANTER V, LLC

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CATANIA, LLC

K. HOVNANIAN AT CATON'S RESERVE, LLC

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR LANE ESTATES, LLC

K. HOVNANIAN AT CEDAR LANE, LLC

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CHRISTINA COURT, LLC

K. HOVNANIAN AT CHURCHILL FARMS LLC

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT COOSAW POINT, LLC

K. HOVNANIAN AT CORAL LAGO, LLC

K. HOVNANIAN AT DEER RIDGE, LLC

K. HOVNANIAN AT DOMINION CROSSING, LLC

K. HOVNANIAN AT DOYLESTOWN, LLC

K. HOVNANIAN AT DUNELLEN URBAN RENEWAL, LLC

K. HOVNANIAN AT EAGLE HEIGHTS, LLC

K. HOVNANIAN AT EAST BRUNSWICK III, LLC

K. HOVNANIAN AT EAST BRUNSWICK, LLC

K. HOVNANIAN AT EAST WINDSOR, LLC

K. HOVNANIAN AT EDEN TERRACE, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH, L.L.C.

K. HOVNANIAN AT EMBREY MILL VILLAGE, LLC

K. HOVNANIAN AT EMBREY MILL, LLC

K. HOVNANIAN AT ESTATES AT WHEATLANDS, LLC

K. HOVNANIAN AT ESTATES OF CHANCELLORSVILLE, LLC

K. HOVNANIAN AT ESTATES OF FOX CHASE, LLC

K. HOVNANIAN AT FAIRFIELD RIDGE, LLC

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOX PATH AT HAMPTON LAKE, LLC

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP III, LLC

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT GALLERY, LLC

K. HOVNANIAN AT GALLOWAY RIDGE, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GILROY 60, LLC

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT GRANDE PARK, LLC

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMMOCK BREEZE, LLC

K. HOVNANIAN AT HAMPTON COVE, LLC

K. HOVNANIAN AT HAMPTON LAKE, LLC

K. HOVNANIAN AT HANOVER ESTATES, LLC

K. HOVNANIAN AT HERSHEY'S MILL, INC.

K. HOVNANIAN AT HIDDEN BROOK, LLC

K. HOVNANIAN AT HIDDEN LAKE, LLC

K. HOVNANIAN AT HIGHLAND PARK, LLC

K. HOVNANIAN AT HILLSBOROUGH, LLC

K. HOVNANIAN AT HILLTOP RESERVE II, LLC

K. HOVNANIAN AT HILLTOP RESERVE, LLC

K. HOVNANIAN AT HOLLY RIDGE, LLC

K. HOVNANIAN AT HOWELL FORT PLAINS, LLC

K. HOVNANIAN AT HOWELL II, LLC

K. HOVNANIAN AT HOWELL, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT HUNTER'S POND, LLC

K. HOVNANIAN AT HUNTFIELD, LLC

K. HOVNANIAN AT INDIAN WELLS, LLC

K. HOVNANIAN AT ISLAND LAKE, LLC

K. HOVNANIAN AT JACKS RUN, LLC

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT LAKE BURDEN, LLC

K. HOVNANIAN AT LAKE FLORENCE, LLC

K. HOVNANIAN AT LAKE LECLARE, LLC

K. HOVNANIAN AT LAKE RIDGE ESTATES, LLC

K. HOVNANIAN AT LAKES AT NEW RIVERSIDE, LLC

K. HOVNANIAN AT LEE SQUARE, L.L.C.

K. HOVNANIAN AT LENAH WOODS, LLC

K. HOVNANIAN AT LIBERTY HILL FARM, LLC

K. HOVNANIAN AT LILY ORCHARD, LLC

K. HOVNANIAN AT LINK CROSSING, LLC

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LUKE LANDING, LLC

K. HOVNANIAN AT LUNA VISTA, LLC

K. HOVNANIAN AT MADISON SQUARE, LLC

K. HOVNANIAN AT MAGNOLIA PLACE, LLC

K. HOVNANIAN AT MAIN STREET SQUARE, LLC

K. HOVNANIAN AT MALAN PARK, L.L.C.

K. HOVNANIAN AT MANALAPAN CROSSING, LLC

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANALAPAN IV, LLC

K. HOVNANIAN AT MANALAPAN RIDGE, LLC

K. HOVNANIAN AT MANALAPAN V, LLC

K. HOVNANIAN AT MANALAPAN VI, LLC

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MAPLE HILL LLC

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARYLAND RIDGE, LLC

K. HOVNANIAN AT MEADOWRIDGE VILLAS, LLC

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MELODY FARM, LLC

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MERIDIAN HILLS, LLC

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN III, LLC

K. HOVNANIAN AT MIDDLETOWN, LLC

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ II, LLC

K. HOVNANIAN AT MONROE NJ III, LLC

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTANA VISTA DOBBINS, LLC

K. HOVNANIAN AT MONTANA VISTA, LLC

K. HOVNANIAN AT MONTGOMERY, LLC

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MORRIS TWP II, LLC

K. HOVNANIAN AT MORRIS TWP, LLC

K. HOVNANIAN AT MUIRFIELD, LLC

K. HOVNANIAN AT MYSTIC DUNES, LLC

K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT NORTH GROVE CROSSING, LLC

K. HOVNANIAN AT NORTH HILL, LLC

K. HOVNANIAN AT NORTH POINTE ESTATES LLC

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT NORTHRIDGE ESTATES, LLC

K. HOVNANIAN AT NORTON LAKE LLC

K. HOVNANIAN AT NOTTINGHAM MEADOWS, LLC

K. HOVNANIAN AT OAK POINTE, LLC

K. HOVNANIAN AT OAKLAND, LLC

K. HOVNANIAN AT OCEAN VIEW BEACH CLUB, LLC

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE II, LLC

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT ORCHARD MEADOWS, LLC

K. HOVNANIAN AT PALM VALLEY, L.L.C.

K. HOVNANIAN AT PARK PASEO, LLC

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT PARSIPPANY, L.L.C.

K. HOVNANIAN AT PAVILION PARK, LLC

K. HOVNANIAN AT PELHAM'S REACH, LLC

K. HOVNANIAN AT PHILADELPHIA I, L.L.C.

K. HOVNANIAN AT PIAZZA SERENA, L.L.C

K. HOVNANIAN AT PICKETT RESERVE, LLC

K. HOVNANIAN AT PINCKNEY FARM, LLC

K. HOVNANIAN AT PLANTATION LAKES, L.L.C.

K. HOVNANIAN AT POINTE 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL II, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL III, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT PRAIRIE POINTE, LLC

K. HOVNANIAN AT QUAIL CREEK, L.L.C.

K. HOVNANIAN AT RANCHO CABRILLO, LLC

K. HOVNANIAN AT RANDALL HIGHLANDS, LLC

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN AT RAYMOND FARM, LLC

K. HOVNANIAN AT REDTAIL, LLC

K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC

K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC

K. HOVNANIAN AT RETREAT AT MILLSTONE, LLC

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT RIVER HILLS, LLC

K. HOVNANIAN AT ROCK LEDGE, LLC

K. HOVNANIAN AT ROCKLAND VILLAGE GREEN, LLC

K. HOVNANIAN AT ROCKY RUN VILLAGE, LLC

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT SAGEBROOK, LLC

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTTSDALE HEIGHTS, LLC

K. HOVNANIAN AT SEABROOK, LLC

K. HOVNANIAN AT SEASONS LANDING, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT SIENNA HILLS, LLC

K. HOVNANIAN AT SIERRA VISTA, LLC

K. HOVNANIAN AT SIGNAL HILL, LLC

K. HOVNANIAN AT SILVER LEAF, LLC

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT SILVERSTONE G, LLC

K. HOVNANIAN AT SILVERSTONE, LLC

K. HOVNANIAN AT SILVERWOOD GLEN, LLC

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT SKYE ON MCDOWELL, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOLARE, LLC

K. HOVNANIAN AT SOMERSET, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK IV, LLC

K. HOVNANIAN AT SPRING ISLE, LLC

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT STATION SQUARE, L.L.C.

K. HOVNANIAN AT SUMMERLAKE, LLC

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT SUNRISE TRAIL II, LLC

K. HOVNANIAN AT SUNRISE TRAIL III, LLC

K. HOVNANIAN AT TAMARACK SOUTH LLC

K. HOVNANIAN AT TANGLEWOOD OAKS, LLC

K. HOVNANIAN AT TERRA BELLA TWO, LLC

K. HOVNANIAN AT THE BOULEVARDS AT WESTFIELDS, LLC

K. HOVNANIAN AT THE COMMONS AT RICHMOND HILL, LLC

K. HOVNANIAN AT THE HIGHLANDS AT SUMMERLAKE GROVE, LLC

K. HOVNANIAN AT THE MEADOWS 9, LLC

K. HOVNANIAN AT THE MEADOWS, LLC

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT THE PROMENADE AT BEAVER CREEK, LLC

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT TOWER HILL, LLC

K. HOVNANIAN AT TOWNES AT COUNTY CENTER, LLC

K. HOVNANIAN AT TRAFFORD PLACE, LLC

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT TRAMORE LLC

K. HOVNANIAN AT UNION PARK, LLC

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT VALLE DEL SOL, LLC

K. HOVNANIAN AT VALLETTA, LLC

K. HOVNANIAN AT VENTANA LAKES, LLC

K. HOVNANIAN AT VERONA ESTATES, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VERRADO CASCINA, LLC

K. HOVNANIAN AT VERRADO MARKETSIDE, LLC

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VILLAGE CENTER, LLC

K. HOVNANIAN AT VILLAGE OF ROUND HILL, LLC

K. HOVNANIAN AT VILLAGES AT COUNTRY VIEW, LLC

K. HOVNANIAN AT VILLAS AT THE COMMONS, LLC

K. HOVNANIAN AT VINEYARD HEIGHTS, LLC

K. HOVNANIAN AT VISTA DEL SOL, L.L.C.

K. HOVNANIAN AT VISTA LAGO, LLC

K. HOVNANIAN AT WADE'S GRANT, L.L.C.

K. HOVNANIAN AT WALDWICK, LLC

K. HOVNANIAN AT WALKERS GROVE, LLC

K. HOVNANIAN AT WALL DONATO, LLC

K. HOVNANIAN AT WALL QUAIL RIDGE, LLC

K. HOVNANIAN AT WARREN TOWNSHIP II, LLC

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WATERFORD, LLC

K. HOVNANIAN AT WATERSTONE, LLC

K. HOVNANIAN AT WELLSPRINGS, LLC

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN AT WESTBROOK, LLC

K. HOVNANIAN AT WESTSHORE, LLC

K. HOVNANIAN AT WHEELER RANCH, LLC

K. HOVNANIAN AT WHEELER WOODS, LLC

K. HOVNANIAN AT WHITEMARSH, LLC

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WILLOWSFORD GREENS III, LLC

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN BELDEN POINTE, LLC

K. HOVNANIAN BELMONT RESERVE, LLC

K. HOVNANIAN BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN CA LAND HOLDINGS, LLC

K. HOVNANIAN CALIFORNIA NEW GC, LLC

K. HOVNANIAN CALIFORNIA OLD GC, INC.

K. HOVNANIAN CALIFORNIA REGION, INC.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CHICAGO DIVISION, INC.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES OF ARIZONA, LLC

K. HOVNANIAN COMPANIES OF FLORIDA, LLC

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN CONSTRUCTION II, INC

K. HOVNANIAN CORNERSTONE FARMS, LLC

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN CYPRESS CREEK, LLC

K. HOVNANIAN CYPRESS KEY, LLC

K. HOVNANIAN D.C. GROUP, LLC

K. HOVNANIAN DELAWARE DIVISION, INC.

K. HOVNANIAN DELAWARE NEW GC, LLC

K. HOVNANIAN DELAWARE OLD GC, LLC

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN DFW ASCEND AT HIGHTOWER, LLC

K. HOVNANIAN DFW AUBURN FARMS, LLC

K. HOVNANIAN DFW BAYSIDE, LLC

K. HOVNANIAN DFW BELMONT, LLC

K. HOVNANIAN DFW BERKSHIRE II, LLC

K. HOVNANIAN DFW BERKSHIRE, LLC

K. HOVNANIAN DFW BLUFF CREEK, LLC

K. HOVNANIAN DFW CALLOWAY TRAILS, LLC

K. HOVNANIAN DFW CANYON FALLS, LLC

K. HOVNANIAN DFW CARILLON, LLC

K. HOVNANIAN DFW COMMODORE AT PRESTON, LLC

K. HOVNANIAN DFW COURTS AT BONNIE BRAE, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES II, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES, LLC

K. HOVNANIAN DFW DIAMOND CREEK ESTATES, LLC

K. HOVNANIAN DFW DIVISION, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS II, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS, LLC

K. HOVNANIAN DFW HARMON FARMS, LLC

K. HOVNANIAN DFW HERITAGE CROSSING, LLC

K. HOVNANIAN DFW HERON POND, LLC

K. HOVNANIAN DFW HIGH POINTE, LLC

K. HOVNANIAN DFW HOMESTEAD, LLC

K. HOVNANIAN DFW INSPIRATION, LLC

K. HOVNANIAN DFW LEXINGTON, LLC

K. HOVNANIAN DFW LIBERTY CROSSING II, LLC

K. HOVNANIAN DFW LIBERTY CROSSING, LLC

K. HOVNANIAN DFW LIBERTY, LLC

K. HOVNANIAN DFW LIGHT FARMS II, LLC

K. HOVNANIAN DFW LIGHT FARMS, LLC

K. HOVNANIAN DFW MAXWELL CREEK, LLC

K. HOVNANIAN DFW MIDTOWN PARK, LLC

K. HOVNANIAN DFW MILRANY RANCH, LLC

K. HOVNANIAN DFW MUSTANG LAKES II, LLC

K. HOVNANIAN DFW MUSTANG LAKES, LLC

K. HOVNANIAN DFW OAKMONT PARK, LLC

K. HOVNANIAN DFW PALISADES, LLC

K. HOVNANIAN DFW PARKSIDE, LLC

K. HOVNANIAN DFW PARKVIEW, LLC

K. HOVNANIAN DFW RICHWOODS, LLC

K. HOVNANIAN DFW RIDGEVIEW, LLC

K. HOVNANIAN DFW SANFORD PARK, LLC

K. HOVNANIAN DFW SEVENTEEN LAKES, LLC

K. HOVNANIAN DFW THE PARKS AT ROSEHILL, LLC

K. HOVNANIAN DFW TRAILWOOD II, LLC

K. HOVNANIAN DFW TRAILWOOD, LLC

K. HOVNANIAN DFW VILLAS AT MUSTANG PARK, LLC

K. HOVNANIAN DFW VILLAS AT THE STATION, LLC

K. HOVNANIAN DFW WATSON CREEK, LLC

K. HOVNANIAN DFW WELLINGTON VILLAS, LLC

K. HOVNANIAN DFW WELLINGTON, LLC

K. HOVNANIAN DFW WILDRIDGE, LLC

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN EDGEBROOK, LLC

K. HOVNANIAN EDISON GROUP, LLC

K. HOVNANIAN ESTATES AT REGENCY, L.L.C.

K. HOVNANIAN ESTATES AT WEKIVA, LLC

K. HOVNANIAN FALLS POINTE, LLC

K. HOVNANIAN FINANCIAL SERVICES GROUP, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA NEW GC, LLC

K. HOVNANIAN FLORIDA OLD GC, LLC

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN FOREST LAKES, LLC

K. HOVNANIAN FOREST VALLEY, LLC

K. HOVNANIAN FOUR SEASONS AT CHESTNUT RIDGE, LLC

K. HOVNANIAN GEORGIA NEW GC, LLC

K. HOVNANIAN GEORGIA OLD GC, LLC

K. HOVNANIAN GRAND CYPRESS, LLC

K. HOVNANIAN GRANDEFIELD, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.

K. HOVNANIAN HIDDEN HOLLOW, LLC

K. HOVNANIAN HIGHLAND RIDGE, LLC

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN HOMES - DFW II, L.L.C.

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOMES AT BROOK MANOR, LLC

K. HOVNANIAN HOMES AT BURKE JUNCTION, LLC

K. HOVNANIAN HOMES AT CREEKSIDE, LLC

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT KNOLLAC ACRES, LLC

K. HOVNANIAN HOMES AT LEIGH MILL, LLC

K. HOVNANIAN HOMES AT PARKSIDE, LLC

K. HOVNANIAN HOMES AT REEDY CREEK, LLC

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT SALT CREEK LANDING, LLC

K. HOVNANIAN HOMES AT SHELL HALL, LLC

K. HOVNANIAN HOMES AT SHENANDOAH SPRINGS, LLC

K. HOVNANIAN HOMES AT ST. JAMES PLACE, LLC

K. HOVNANIAN HOMES AT THE ABBY, LLC

K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN HOMES AT THE PADDOCKS, LLC

K. HOVNANIAN HOMES AT THOMPSON'S GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANGE, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT II, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GREENS, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD NEW, LLC

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN HOMES OF D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE I, LLC

K. HOVNANIAN HOMES OF FLORIDA I, LLC

K. HOVNANIAN HOMES OF LONGACRE VILLAGE, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND I, LLC

K. HOVNANIAN HOMES OF MARYLAND II, LLC

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA AT ARBOR CREEK, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT AUTUMN MEADOWS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT BRYNWOOD, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT FOUNDER'S RIDGE, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT HARPERS STREET WOODS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT OAKS OF OXBOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT REGENT'S POINT, LLC

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN HOMES OF VIRGINIA I, LLC

K. HOVNANIAN HOUSTON BAYOU OAKS AT WEST OREM, LLC

K. HOVNANIAN HOUSTON CAMBRIDGE HEIGHTS, LLC

K. HOVNANIAN HOUSTON CITY HEIGHTS, LLC

K. HOVNANIAN HOUSTON CREEK BEND, LLC

K. HOVNANIAN HOUSTON DIVISION, LLC

K. HOVNANIAN HOUSTON DRY CREEK VILLAGE, LLC

K. HOVNANIAN HOUSTON ELDRIDGE PARK, LLC

K. HOVNANIAN HOUSTON GREATWOOD LAKE, LLC

K. HOVNANIAN HOUSTON KATY POINTE, LLC

K. HOVNANIAN HOUSTON LAKES OF BELLA TERRA WEST, LLC

K. HOVNANIAN HOUSTON LAUREL GLEN, LLC

K. HOVNANIAN HOUSTON MAGNOLIA CREEK, LLC

K. HOVNANIAN HOUSTON MIDTOWN PARK I, LLC

K. HOVNANIAN HOUSTON PARK LAKES EAST, LLC

K. HOVNANIAN HOUSTON PARKWAY TRAILS, LLC

K. HOVNANIAN HOUSTON PROPERTY I, LLC

K. HOVNANIAN HOUSTON PROPERTY II, LLC

K. HOVNANIAN HOUSTON RIVER FARMS, LLC

K. HOVNANIAN HOUSTON SUNSET RANCH, LLC

K. HOVNANIAN HOUSTON TERRA DEL SOL, LLC

K. HOVNANIAN HOUSTON THUNDER BAY SUBDIVISION, LLC

K. HOVNANIAN HOUSTON TRANQUILITY LAKE ESTATES, LLC

K. HOVNANIAN HOUSTON WOODSHORE, LLC

K. HOVNANIAN ILLINOIS NEW GC, LLC

K. HOVNANIAN ILLINOIS OLD GC, LLC

K. HOVNANIAN INDIAN TRAILS, LLC

K. HOVNANIAN IVY TRAIL, LLC

K. HOVNANIAN JV HOLDINGS, L.L.C.

K. HOVNANIAN JV SERVICES COMPANY, L.L.C.

K. HOVNANIAN LADUE RESERVE, LLC

K. HOVNANIAN LAKE GRIFFIN RESERVE, LLC

K. HOVNANIAN LAKE PARKER, LLC

K. HOVNANIAN LAKES OF GREEN, LLC

K. HOVNANIAN LANDINGS 40S, LLC

K. HOVNANIAN LEGACY AT VIA BELLA, LLC

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN MAGNOLIA AT WESTSIDE, LLC

K. HOVNANIAN MANALAPAN ACQUISITION, LLC

K. HOVNANIAN MARYLAND DIVISION, LLC

K. HOVNANIAN MARYLAND REGION, INC.

K. HOVNANIAN MEADOW LAKES, LLC

K. HOVNANIAN MEADOW VIEW AT MOUNTAIN HOUSE, LLC

K. HOVNANIAN MONARCH GROVE, LLC

K. HOVNANIAN MONTCLAIRE ESTATES, LLC

K. HOVNANIAN NEW JERSEY NEW GC, LLC

K. HOVNANIAN NEW JERSEY OLD GC, LLC

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST DIVISION, INC.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN NORTHERN CALIFORNIA DIVISION, LLC

K. HOVNANIAN NORTHERN OHIO DIVISION, LLC

K. HOVNANIAN NORTHPOINTE 40S, LLC

K. HOVNANIAN NORTON PLACE, LLC

K. HOVNANIAN OCOEE LANDINGS, LLC

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN OF HOUSTON III, L.L.C.

K. HOVNANIAN OHIO NEW GC, LLC

K. HOVNANIAN OHIO OLD GC, LLC

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OHIO REGION, INC.

K. HOVNANIAN OPERATIONS COMPANY, INC.

K. HOVNANIAN ORLANDO DIVISION, LLC

K. HOVNANIAN OSPREY RANCH, LLC

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PARKVIEW AT STERLING MEADOWS, LLC

K. HOVNANIAN PENNSYLVANIA BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN PENNSYLVANIA NEW GC, LLC

K. HOVNANIAN PENNSYLVANIA OLD GC, LLC

K. HOVNANIAN PHOENIX DIVISION, INC.

K. HOVNANIAN PHOENIX GROUP, LLC

K. HOVNANIAN PINEWOOD RESERVE, LLC

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. HOVNANIAN PROPERTIES OF RED BANK, LLC

K. HOVNANIAN REDFERN TRAILS, LLC

K. HOVNANIAN REYNOLDS RANCH, LLC

K. HOVNANIAN RIVENDALE, LLC

K. HOVNANIAN RIVERSIDE, LLC

K. HOVNANIAN RIVINGTON, LLC

K. HOVNANIAN SAN SEBASTIAN, LLC

K. HOVNANIAN SCHADY RESERVE, LLC

K. HOVNANIAN SERENO, LLC

K. HOVNANIAN SHERWOOD AT REGENCY, LLC

K. HOVNANIAN SOUTH CAROLINA NEW GC, LLC

K. HOVNANIAN SOUTH CAROLINA OLD GC, LLC

K. HOVNANIAN SOUTH FORK, LLC

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHEAST COASTAL DIVISION, INC.

K. HOVNANIAN SOUTHEAST FLORIDA DIVISION, LLC

K. HOVNANIAN SOUTHERN CALIFORNIA DIVISION, LLC

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN STERLING RANCH, LLC

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN TERRALARGO, LLC

K. HOVNANIAN TEXAS OPERATIONS NEW, LLC

K. HOVNANIAN TEXAS OPERATIONS OLD, LLC

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN UNION PARK, LLC

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN VILLAGE GLEN, LLC

K. HOVNANIAN VIRGINIA DIVISION, INC.

K. HOVNANIAN VIRGINIA NEW GC, LLC

K. HOVNANIAN VIRGINIA OLD GC, INC.

K. HOVNANIAN WATERBURY, LLC

K. HOVNANIAN WEST VIRGINIA BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN WEST VIRGINIA NEW GC, LLC

K. HOVNANIAN WEST VIRGINIA OLD GC, LLC

K. HOVNANIAN WHITE ROAD, LLC

K. HOVNANIAN WINDING BAY PRESERVE, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. HOVNANIAN WOODLAND POINTE, LLC

K. HOVNANIAN WOODRIDGE PLACE, LLC

K. HOVNANIAN'S ASPIRE AT UNION VILLAGE, LLC

K. HOVNANIAN'S COVE AT ASBURY PARK, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BAYMONT FARMS L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN'S FOUR SEASONS AT BELLA VISTA, LLC

K. HOVNANIAN'S FOUR SEASONS AT BELLE TERRE, LLC

K. HOVNANIAN'S FOUR SEASONS AT BRIARGATE, LLC

K. HOVNANIAN'S FOUR SEASONS AT CAROLINA OAKS, LLC

K. HOVNANIAN'S FOUR SEASONS AT COLTS FARM, LLC

K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND II, LLC

K. HOVNANIAN'S FOUR SEASONS AT LOS BANOS, LLC

K. HOVNANIAN'S FOUR SEASONS AT MALIND BLUFF, LLC

K. HOVNANIAN'S FOUR SEASONS AT MORENO VALLEY, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT NEW LENOX, LLC

K. HOVNANIAN'S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR II, LLC

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR, LLC

K. HOVNANIAN'S FOUR SEASONS AT VIRGINIA CROSSING, LLC

K. HOVNANIAN'S PARKSIDE AT TOWNGATE, L.L.C.

K. HOVNANIAN'S PROSPECT PLACE AT MORRISTOWN, LLC

K. HOVNANIAN'S SONATA AT THE PRESERVE, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK II, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK, LLC

K. HOVNANIAN'S WOODLANDS AT FREEHOLD, LLC

KHH SHELL HALL LOAN ACQUISITION, LLC

KHOV WINDING BAY II, LLC

LANDARAMA, INC.

LINKS AT CALUSA SPRINGS, LLC

M & M AT MONROE WOODS, L.L.C.

M&M AT CHESTERFIELD, L.L.C.

M&M AT CRESCENT COURT, L.L.C.

M&M AT WEST ORANGE, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MCNJ, INC.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-BEACHFRONT NORTH I, LLC

NEW HOME REALTY, LLC

PARK TITLE COMPANY, LLC

PINE AYR, LLC

RIDGEMORE UTILITY L.L.C.

ROUTE 1 AND ROUTE 522, L.L.C.

SEABROOK ACCUMULATION CORPORATION

SHELL HALL CLUB AMENITY ACQUISITION, LLC

SHELL HALL LAND ACQUISITION, LLC

STONEBROOK HOMES, INC.

TERRAPIN REALTY, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

TRAVERSE PARTNERS, LLC

WASHINGTON HOMES, INC.

WTC VENTURES, L.L.C.

EXHIBIT 1

FORM OF JOINDER

(see attached)

[FORM OF] JOINDER

JOINDER NO. [ ● ] dated as of [ ● ], 20[ ● ] (this “Joinder”) to (i) the FIRST LIEN INTERCREDITOR AGREEMENT dated as of October 31, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Intercreditor Agreement”) among HOVNANIAN ENTERPRISES, INC. (“Hovnanian”), K. HOVNANIAN ENTERPRISES, INC. (the “Company”), certain of their subsidiaries, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as the First Lien Collateral Agents (as defined therein), the First Lien Representatives (as defined therein) and the Joint First Lien Collateral Agent (as defined therein) and (ii) the First Lien Collateral Agency Agreement dated as of October 31, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Collateral Agency Agreement” and, together with the First Lien Intercreditor Agreement, the “Joined Agreements”) among Hovnanian, the Company, certain of their subsidiaries, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as the First Lien Collateral Agents, the First Lien Representatives and the Joint First Lien Collateral Agent (as defined therein) .

A.     Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Intercreditor Agreement.

B.      As a condition to the ability of the Company, Hovnanian and their subsidiaries to incur [Additional First Lien Indebtedness][Future 1.5 Lien Indebtedness][Refinancing Indebtedness] and to secure such [Additional First Lien Indebtedness][Future 1.5 Lien Indebtedness][Refinancing Indebtedness] with the liens and security interests created by the documents governing such [Additional First Lien Indebtedness][Future 1.5 Lien Indebtedness][Refinancing Indebtedness], the [Additional First Lien Representative][[representative][agent][trustee]] in respect thereof is required to become a First Lien Representative and the [Additional First Lien Collateral Agent][collateral agent] in respect thereof is required to become a First Lien Collateral Agent and is required to become subject to and bound by, the First Lien Intercreditor Agreement and First Lien Collateral Agency Agreement. Section 8.2(b) of the First Lien Intercreditor Agreement and Section 4.05(b) each provides that such [Additional First Lien Representative][[representative][agent][trustee]] may become a First Lien Representative and such Additional First Lien Collateral Agent may become a First Lien Collateral Agent pursuant to the execution and delivery by the [Additional First Lien Representative][representative, agent or trustee] and the [Additional First Lien Collateral Agent][collateral agent] of this Joinder to each of the Joined Agreements in the form of attached to each thereto as Exhibit 1 and the satisfaction of the other conditions set forth in Section 8.2(b) of the First Lien Intercreditor Agreement and Section 4.05(b) of the First Lien Collateral Agency Agreement. The undersigned [Additional First Lien Representative] [[representative][agent][trustee]] (the “New Representative”) and [Additional First Lien Collateral Agent][collateral agent] (the “New Collateral Agent”) are executing this Joinder in accordance with the requirements of the First Lien Intercreditor Agreement and First Lien Collateral Agency Agreement.1

Accordingly, the New Representative and the New Collateral Agent agree as follows:

SECTION 1.    In accordance with Section 8.2(b) of the First Lien Intercreditor Agreement and Section 4.05(b) of the First Lien Collateral Agency Agreement, the New Representative and the New Collateral Agent by their signatures below (i) shall become a First Lien Representative and a First Lien Collateral Agent respectively, under, and the related [Additional First Lien Indebtedness and Additional First Lien Claimholders] become subject to and bound by, the Joined Agreements with the same force and effect as if the New Representative and New Collateral Agent had originally been named therein as a First Lien Representative or a First Lien Collateral Agent, respectively, and hereby agree to all the terms and provisions of the Joined Agreements applicable to them as First Lien Representative and First Lien Collateral Agent, respectively, become subject to and bound by, the Joined Agreements with the same force and effect as if the New Representative and New Collateral Agent had originally been named therein as a First Lien Representative or a First Lien Collateral Agent, respectively, and hereby agree to all the terms and provisions of the Joined Agreements applicable to them as a First Lien Representative and First Lien Collateral Agent, respectively.

1 Modify as appropriate with respect to any Future 1.5 Lien Indebtedness including with respect to whether intercreditor arrangements within the 1.5 Lien Class will be documented in full within the First Lien Intercreditor Agreement or within another agreement.

SECTION 2   Each of the New Representative and New Collateral Agent represent and warrant to each other First Lien Collateral Agent, each other First Lien Representative, the Joint First Lien Collateral Agent and the other First Lien Claimholders, individually, that (i) it has full power and authority to enter into this Joinder, in its capacity as [representative][agent][trustee], (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and (iii) the [First Lien Documents] relating to such [Additional First Lien Indebtedness][Future 1.5 Lien Indebtedness][Refinancing Indebtedness] provide that, upon the New Representative’s and the New Collateral Agent’s entry into this Joinder, the [Additional First Lien Claimholders] represented by them will be subject to and bound by the provisions of the First Lien Intercreditor Agreement.

SECTION 3.   The Class of [Additional First Lien Indebtedness][Future 1.5 Lien Indebtedness][Refinancing Indebtedness] shall be [name class of debt]2, which shall constitute Junior Lien Claims to the [1.5 Lien Claims, 1.25 Lien Claims, 1.125 Lien Claims and the Senior Credit Agreement Claims] and Senior Lien Claims to [no other Classes of First Lien Indebtedness].

SECTION 4.   This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when the Joint First Lien Collateral Agent, each First Lien Collateral Agent and First Lien Representative shall have received a counterpart of this Joinder that bears the signatures of the New Representative and the New Collateral Agent. Delivery of an executed signature page to this Joinder by facsimile transmission or other electronic means shall be effective as delivery of a manually signed counterpart of this Joinder.

SECTION 5.   Except as expressly supplemented hereby, each of the First Lien Intercreditor Agreement and the First Lien Collateral Agency Agreement shall remain in full force and effect.

SECTION 6.   THIS JOINDER, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS JOINDER (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

2 If securing Additional First Lien Indebtedness, for purposes of the mortgages, use either 1.75 Lien Indebtedness or 1.875 Lien Indebtedness.

SECTION 7.   Any provision of this Joinder that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Joined Agreements, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions.

SECTION 8.   All communications and notices hereunder shall be in writing and given as provided in Section 8.7 of the First Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative and the New Collateral Agent shall be given to them at their respective addresses set forth below their signatures hereto.

SECTION 9.   Sections 8.8 and 8.18 of the First Lien Intercreditor Agreement are hereby incorporated herein by reference as if fully set forth herein.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the New Representative and New Collateral Agent have duly executed this Joinder to the First Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ● ] for the holders of [ ● ],

By:
Name:
Title:

Address for notices:

attention of: Telecopy:

[NAME OF NEW COLLATERAL AGENT], as [ ● ] for the holders of [ ● ],

By:
Name:
Title:

Address for notices:

attention of: Telecopy:

Receipt acknowledged by:

Senior Credit Agreement Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity as

Senior Credit Agreement Collateral Agent and Senior

Credit Agreement Administrative Agent

By:

Name:

Title:

1.125 Lien Trustee WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as 1.125 Lien Trustee By: Name: Title:

1.125 Lien Collateral Agent WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as 1.125 Lien Collateral Agent By: Name: Title:
1.25 Lien Trustee WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as 1.25 Lien Trustee By: Name: Title:

1.25 Lien Collateral Agent WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as 1.25 Lien Collateral Agent By: Name: Title:

1.5 Lien Trustee WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as 1.5 Lien Trustee By: Name: Title:

1.5 Lien Collateral Agent WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as 1.5 Lien Collateral Agent By: Name: Title:

Joint First Lien Collateral Agent WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as Joint First Lien Collateral Agent By: Name: Title:

[OTHERS AS NEEDED]